Exhibit 10.17(j)
AMENDMENT No. 10 TO PURCHASE AGREEMENT DCT-025/2003
This Amendment No. 10 to Purchase Agreement DCT-025/2003, dated as of September 10, 2010 (“Amendment 10”) relates to the Purchase Agreement DCT-025/2003 between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 10 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 10 and the Purchase Agreement, this Amendment 10 shall control.
WHEREAS:
1)	Buyer and Embraer have agreed to accelerate the delivery schedule of forty-ninth and fiftieth Aircraft, previously scheduled for delivery in [***] and [***] 2011, to [***] and [***] 2011, respectively;

2)	Buyer has elected to exercise its right of termination, and Embraer has agreed to cancel the delivery of 2 Firm Aircraft;
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1.	DELIVERY

1.1	Article 2.1 of the Purchase Agreement shall be deleted and replaced as follows:
“2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of one hundred and two (102) newly manufactured Aircraft.”
1.2 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

	Delivery		Delivery		Delivery		Delivery
Aircraft #	Month**	Aircraft #	Month**	Aircraft #	Month**	Aircraft #	Month**
1	[***]-05	27	[***]-07	53	[***]-11	79	[***]-16
2	[***]-05	28	[***]-07	54	[***]-12	80	[***]-16
3	[***]-05	29	[***]-07	55	[***]-12	81	[***]-16
4	[***]-05	30	[***]-07	56	[***]-12	82	[***]-16
5	[***]-05	31	[***]-08	57	[***]-12	83	[***]-16
6	[***]-05	32	[***]-08	58	[***]-13	84	[***]-16
7	[***]-05	33	[***]-08	59	[***]-13	85	[***]-16
8	[***]-05	34	[***]-08	60	[***]-13	86	[***]-16

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 10 to Purchase Agreement DCT-025/2003	Page 1 of 3

AMENDMENT No. 10 TO PURCHASE AGREEMENT DCT-025/2003

	Delivery		Delivery		Delivery		Delivery
Aircraft #	Month**	Aircraft #	Month**	Aircraft #	Month**	Aircraft #	Month**
9	[***]-06	35	[***]-08	61	[***]-13	87	[***]-17
10	[***]-06	36	[***]-08	62	[***]-13	88	[***]-17
11	[***]-06	37	[***]-09	63	[***]-13	89	[***]-17
12	[***]-06	38	[***]-09	64	[***]-13	90	[***]-17
13	[***]-06	39	[***]-09	65	[***]-14	91	[***]-17
14	[***]-06	40[***]	[***]-09	66	[***]-14	92	[***]-17
15	[***]-06	41[***]	[***]-09	67	[***]-14	93	[***]-17
16	[***]-06	42	[***]-09	68	[***]-14	94	[***]-17
17	[***]-06	43	[***]-09	69	[***]-14	95	[***]-18
18	[***]-06	44[***]	[***]-09	70	[***]-14	96	[***]-18
19	[***]-06	45	[***]-10	71	[***]-14	97	[***]-18
20	[***]-06	46	[***]-10	72	[***]-15	98	[***]-18
21	[***]-06	47	[***]-10	73	[***]-15	99	[***]-18
22	[***]-06	48	[***]-10	74	[***]-15	100	[***]-18
23	[***]-06	49	[***]-11	75	[***]-15	101	[***]-18
24	[***]-07	50	[***]-11	76	[***]-15	102	[***]-18
25	[***]-07	51	[***]-11	77	[***]-15
26	[***]-07	52	[***]-11	78	[***]-15

[***].

(**)	Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.
All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 10, shall remain in full force and effect without any change.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 10 to Purchase Agreement DCT-025/2003	Page 2 of 3

AMENDMENT No. 10 TO PURCHASE AGREEMENT DCT-025/2003
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 10 to the Purchase Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation

By:	/s/ Mauro Kern Junior Name: Mauro Kern Junior	By:	/s/ Mark D. Powers Name: Mark D. Powers
	Title: Executive Vice President		Title: SVP & Treasurer
Airline Market

By:	/s/ José Luís D. Molina Name: José Luís D. Molina
Title: Vice President Contracts
Airline Market

Date:	September 17th, 2010	Date:	9/10/10
Place:	Sao Jose Campos, SP, Brasil	Place:	Forest Hills, NY USA

Witness:	/s/ C.C.S. Bueno	Witness:	/s/ Laura Kong
	Name: Claudina C.S. Bueno		Name: Laura Kong

Amendment No. 10 to Purchase Agreement DCT-025/2003	Page 3 of 3